                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                  June 27, 2003

                        LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                   1-14180                    13-3867424
--------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification
incorporation)                                                  Number)

                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York 10016
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (212) 697-1105

Item 5. Other Events.

      On June 30, 2003, Loral Space & Communications Ltd. issued the press releases attached hereto in Exhibits 99.1 and 99.2 respectively and incorporated herein by reference.

      Effective June 27, 2003, Loral SpaceCom Corporation entered into an amendment to its Credit Agreement to permit the Alcatel settlement and the Intelsat orbital sale.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit 10.1        Second Amendment to Amended and Restated Credit
                    Agreement dated as of June 27, 2003 by and among Loral SpaceCom Corporation, Bank of America, N.A. and banks and other financial institutions party thereto

Exhibit 99.1 Press release of Loral Space & Communications Ltd. dated June 30, 2003 regarding Intelsat orbital sale

Exhibit 99.2 Press release of Loral Space & Communications Ltd. dated June 30, 2003 regarding Alcatel settlement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Loral Space & Communications Ltd.

                                            By: /s/ Avi Katz
                                                ----------------
                                            Name:  Avi Katz
                                            Title: Vice President and Secretary

Date: July 1, 2003

                                  EXHIBIT INDEX

Exhibit             Description

Exhibit 10.1 Second Amendment to Amended and Restated Credit Agreement dated as of June 27, 2003 by and among Loral SpaceCom Corporation, Bank of America, N.A. and banks and other financial institutions party thereto

Exhibit 99.1 Press release of Loral Space & Communications Ltd. dated June 30, 2003 regarding Intelsat orbital sale

Exhibit 99.2 Press release of Loral Space & Communications Ltd. dated June 30, 2003 regarding Alcatel settlement